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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 8, 2002


                              VARI-L COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)



        COLORADO                    0-23866                   06-0678347
(State of Incorporation)        (Commission File           (IRS Employer ID
                                    Number)                     Number)


                               4895 Peoria Street
                             Denver, Colorado 80239
                    (Address of Principal Executive Offices)




                                 (303) 371-1560
                         (Registrant's Telephone Number,
                              including Area Code)



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ITEM 5.  OTHER EVENTS

         Vari-L Company, Inc.(the "Registrant") issued a press release on July 3, 2002 announcing the listing of its stock on the OTC Bulletin Board which is attached as Exhibit 99.1 to this report and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)          None

     (b)          None

     (c)          Exhibits

                  99.1        Press Release dated July 3, 2002




Date:  July 8, 2002                        VARI-L COMPANY, INC.



                                           By: /s/ Richard P. Dutkiewicz
                                              ----------------------------------
                                              Richard P. Dutkiewicz
                                              Vice President of Finance
                                              and Chief Financial Officer